UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: September 5, 2001

                           BOTTOMLINE HOME LOAN, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)

                                     NEVADA
         (State or other jurisdiction of incorporation or organization)


           0-31413                                    88-0356064
           -------                                    ----------
   (Commission File Number)              (IRS Employer Identification Number)




                          c/o Buster Williams, Jr., CEO
                     200 South Los Robles Avenue, Suite 230
                           Pasadena, California 91101
                           --------------------------
                    (Address of principal executive offices)

                                 (800) 520-5626
                                 --------------
              (Registrant's telephone number, including area code)

         This Amendment to the 8-K/A filed by the Registrant on July 10, 2001 has the sole purpose of filing the Audited Financial Statements for the Registrant's consolidated subsidiary Bottomline Mortgage, Inc. through the period ended June 30, 2001 by the Registrant's independent auditors, Mantyla McReynolds, Salt Lake City, Utah and to do so within 60 days to the initial filing in accordance with Item 7 (a)(4).

ITEM 7.           Financial Statements and Exhibits

The following exhibit(s) are included as part of this report and amendment to that filing of July 10, 2001:

         2.2 Audited Financial Statements as of June 30, 2001, dated August 27, 2001 performed by Mantyla McReynolds the Registrant's independent auditors.

         2.2(a) Pro forma financial statement reflecting the acquisition reported in the 8-K/A filed on July 8, 2001.

         23.1 Consent of Independent Public Accounts - Mantyla McReynolds, Registrant's independent auditors

Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Bottomline Home Mortgage, Inc.

Signature                                           Date



By:    /s/ Buster Williams, Jr.                    September 7, 2001
   --------------------------------
Name: Buster Williams, Jr.
Title:   CEO

                       (Letterhead of Mantyla McReynolds)

                          5872 South 900 East Suite 250
                           Salt Lake City, Utah 84121



September 11, 2001




Bottomline Home Loan, Inc.
300 South Los Robles Avenue, Suite 230
Pasadena, California 91101

Ladies and Gentlemen:

This letter shall serve as formal notice that we have received your 8-K/A, to be filed with the Securities and Exchange Commission. Upon review of the filing information as it relates to our audit of the financial statement of Bottomline Mortgage, Inc. as of June 30, 2001, under our report dated August 27, 2001, we consent to the incorporation of our report in such filing.


Very truly yours,

/s/ Mantyla McReynolds
-----------------------
MANTYLA McREYNOLDS

                            BOTTOMLINE MORTGAGE, INC.

                              FINANCIAL STATEMENTS

                                  June 30, 2001

                       [WITH INDEPENDENT AUDITORS' REPORT]

                            BOTTOMLINE MORTGAGE, INC.

                                Table of Contents


                                                                            Page

Independent Auditors' Report . . . . . . . . . . . . . . . . . . . . . .       1

Balance Sheet - June 30, 2001 . . . . . . . . .  . . . . . . . . . . . .     2-3

Statements of Stockholders' Equity for the years
ended June 30, 2001 and 2000 . . . . . . . . . .. . . . . . . . . . . . . . . .4

Statements of Operations for the years ended
June 30, 2001 and 2000. . . . . . . . . . . . . . . . . . . . . . . . . . . . .5

Statements of Cash Flows for the years ended
June 30, 2001 and 2000 . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6

Notes to Financial Statements . . . . . . . . . . . . . . . . . . . . .     7-12

                          INDEPENDENT AUDITORS' REPORT


Board of Directors and Stockholders
Bottomline Mortgage, Inc.
Pasadena, California

We have audited the accompanying balance sheet of Bottomline Mortgage, Inc. as of June 30, 2001, and the related statements of stockholders' equity, operations, and cash flows for the years ended June 30, 2001 and 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bottomline Mortgage, Inc. as of June 30, 2001, and the results of operations and cash flows for the years ended June 30, 2001 and 2000, in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company's history of operating losses raises substantial doubt about its ability to continue as a going concern. Management's plans in those matters are described in note 10. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                  /s/ Mantyla McReynolds
                                 ---------------------------------------
                                 Mantyla McReynolds
August 27, 2001
Salt Lake City, Utah

                            BOTTOMLINE MORTGAGE, INC.
                                  Balance Sheet
                                  June 30, 2001


                                                                 June 30,
                                                                   2001
                                                             -----------------
ASSETS

   Current Assets
      Cash                                                   $          40,184
      Marketable securities - trading - Notes 1 & 4                     67,200
      Debt securities - trading - Note 5                             1,717,850
      Mortgage receivable - current portion - Note 5                       210
          Total Current Assets                                       1,825,444

   Fixed Assets
      Furniture and equipment - Note 1                                  80,252
      Accumulated depreciation                                         (41,261)
          Net Fixed Assets                                              38,991

   Other Assets
      Mortgage receivable net of current portion - Note 5               19,923
      Note receivable - related party - Note 2                          86,017
      Deposits                                                           5,172
          Total Other Assets                                           111,112

TOTAL ASSETS                                                 $       1,975,547
                                                             =================


                 See accompanying notes to financial statements

                            BOTTOMLINE MORTGAGE, INC.
                                  Balance Sheet
                                   (continued)
                                  June 30, 2001


                                                                       June 30,
                                                                         2001
                                                                   -------------
LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES

   Current Liabilities
      Accrued expenses                                            $      46,174
      Warehouse line of credit - Note 6                               1,651,944
      Income tax payable - Notes 1 & 3                                      800
      Notes payable - current portion - Note 7                           22,877
                                                                  --------------
          Total Current Liabilities                                   1,721,795

   Long-Term Liabilities
      Notes payable - net of current portion - Note 7                    14,092
                                                                  --------------
          Total Long-Term Liabilities                                    14,092
                                                                  -------------

TOTAL LIABILITIES                                                     1,735,887

STOCKHOLDERS' EQUITY
      Common stock - 50,000,000 shares authorized at $0.001 par;
           5,373,000 shares issued and outstanding                        5,373
      Paid in capital                                                   760,718
      Retained earnings (deficit)                                      (526,431)
                                                                  --------------
TOTAL STOCKHOLDERS' EQUITY                                              239,660
                                                                  -------------

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY                                              $   1,975,547
                                                                  =============





                 See accompanying notes to financial statements

                            BOTTOMLINE MORTGAGE, INC.
                       Statements of Stockholders' Equity
                   for the years ended June 30, 2001 and 2000

                                       Number of    Number of                               Additional    Retained        Total
                                       Preferred       Common     Preferred       Common      Paid-in     Earnings    Stockholders'
                                          Shares       Shares         Stock        Stock      Capital    (Deficit)        Equity
                                      ---------- ------------  ------------  -----------  ----------- ------------ ----------------
Balance, June 30, 1999                   330,000       10,000  $    330,000  $        10  $     9,990 $   (20,161)  $       319,839

Redeemed preferred shares for cash       (75,000)                   (75,000)                                                (75,000)

Issued common shares for debt                       3,400,000                      3,400       56,500                        59,900

Issued preferred shares for cash          25,000                     25,000                                                  25,000

Paid dividends on preferred shares                                                                        (26,960)          (26,960)

Issued common shares for preferred      (280,000)     840,000      (280,000)         840      279,160                             0

Net income (loss) for year                                                                               (147,273)         (147,273)
                                      ---------- ------------  ------------  -----------  ----------- ------------ -----------------
Balance, June 30, 2000                         0    4,250,000             0        4,250      345,650    (194,394)          155,506

Issued common shares for cash                         873,000                        873      290,127                       291,000

Issued common shares for services                     250,000                        250       83,083                        83,333

Additional capital paid in by officers                                                         41,858                        41,858

Net income (loss) for year                                                                               (332,037)         (332,037)
                                      ---------- ------------  ------------  -----------  ----------- ------------ -----------------
Balance, June 30, 2001                         0    5,373,000  $          0  $     5,373  $   760,718  $ (526,431) $        239,660
                                      ========== ============  ============  ===========  =========== ============ ================





                 See accompanying notes to financial statements

                            BOTTOMLINE MORTGAGE, INC.
                            Statements of Operations
                   for the years ended June 30, 2001 and 2000

                                                                        Year ended             Year ended
                                                                         June 30,               June 30,
                                                                           2001                   2000
                                                                  ---------------------- ----------------------
Revenues                                                          $            1,330,275 $            1,743,756

Expenses
   Salaries and direct loan costs                                                789,175              1,401,800
   Office and administration costs                                               403,117                334,664
   Rent expenses                                                                  76,861                 75,360
   Advertising                                                                    21,323                 38,142
   Interest                                                                      104,673                 44,594
   Insurance                                                                      16,859                 14,891
   Professional fees                                                             125,972                  4,641
   Depreciation                                                                   10,972                 14,834
                                                                  ---------------------- ----------------------
      Total expenses                                                           1,548,952              1,928,926
                                                                  ---------------------- ----------------------
          Net income (loss) from operations                                     (218,677)              (185,170)
Other income (expense)
   Interest income                                                                 8,091                  6,886
   Dividend income                                                                    59                      0
   Gain (loss) on asset disposal                                                  (5,021)                     0
   Gain (loss) on sale of securities                                             (64,588)                33,785
   Unrealized gain (loss) on securities Notes 1 & 4                              (51,101)                (1,974)
                                                                  ---------------------- ----------------------
          Total other income (expense)                                          (112,560)                38,697
                                                                  ---------------------- ----------------------
Income (loss) before tax                                                        (331,237)              (146,473)
Provision for income taxes - Notes 1 & 3                                            (800)                  (800)
                                                                  ---------------------- ----------------------
Net income (loss)                                                 $             (332,037)$             (147,273)
                                                                  ====================== ======================

Net income (loss) per common share                                $                (0.07)$                (0.13)
                                                                  ====================== ======================
Weighted average shares outstanding                                            5,039,279              1,226,297
                                                                  ====================== ======================

                 See accompanying notes to financial statements

                            BOTTOMLINE MORTGAGE, INC.
                            Statements of Cash Flows
                   for the years ended June 30, 2001 and 2000

                                                                            Year ended         Year ended
                                                                             June 30,           June 30,
                                                                               2001               2000
Cash Flows from Operating Activities:
                                                                        ------------------ ------------------
Net Income (loss)                                                       $         (332,037)   $      (147,273)
Adjustments to reconcile net income to net cash provided by
operating activities:
    Depreciation                                                                    10,972             14,834
    Loss on disposal of assets                                                       5,021
    Unrealized loss on trading securities                                           51,101              1,974
    Common stock issued for services                                                83,333
    Decrease (increase) in advance to agents                                        20,275              4,325
    Decrease (increase) in debt securities                                        (800,271)           107,575
    Increase (decrease) in accrued expenses                                         30,033             15,991
    Increase (decrease) in warehouse line payable                                  815,214           (133,127)
                                                                        ------------------   ----------------
       Net Cash Provided by/(Used for) in Operating  Activities                   (116,359)          (135,701)

Cash Flows from Investing Activities:
   Decrease (increase) in notes receivable                                         (25,446)           (80,704)
   Decrease (increase) in deposits                                                                     15,000
   Net change in marketable securities                                            (103,037)             4,413
                                                                        ------------------   ----------------
       Net Cash Provided by/(Used for) Investing Activities                       (128,483)           (61,291)

Cash Flows from Financing Activities:
------------------------------------
    Issued stock for cash                                                          291,000             25,000
    Redeemed stock for cash                                                                           (75,000)
    Dividends on preferred stock                                                                      (26,960)
    Increase (decrease) in long term debt                                          (28,466)            38,418
                                                                        ------------------   ----------------
              Net Cash Provided by/(Used for) Financing Activities                 262,534            (38,542)

                    Net Increase(decrease) in Cash                                  17,692           (235,534)

Beginning Cash Balance                                                              22,492            258,026
                                                                        ------------------   ----------------

Ending Cash Balance                                                     $           40,184    $        22,492
                                                                        ==================   ================

Supplemental Disclosure Information:
  Cash paid during the year for interest                                $          104,673    $        44,594
  Cash paid during the year for income taxes                            $              800    $           800


                 See accompanying notes to financial statements

NOTE 1            Summary of Significant Accounting Policies
      ------------------------------------------------------

         Nature of Operations

         The Company incorporated under the laws of the State of California on August 29, 1989 as C&W Global Realty, Inc. The name of the company was changed to Bottomline Mortgage, Inc. on January 20, 1997. The Company assists individuals, brokers and others in obtaining long term trust deed (mortgage) financing. The Company processes loan applications, effects loan underwriting and receives purchase commitments from investor groups for mortgage backed loans prior to funding the loans, primarily at its corporate office in Pasadena California. Loan applications are also solicited and received at its office locations in Salt Lake City Utah, Phoenix Arizona, and San Marcos Texas. The Company is a non-supervised mortgagee, as defined by the U.S. Department of Housing and Urban Development (HUD), and is therefore required to conform to certain net worth, liquid assets and other conditions and requirements and to follow certain specific regulations issued from time to time by HUD.

         Accounting Method

         The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States, applicable to a going concern, which contemplates the realization of assets and the liquidation of liabilities in the normal course of business.

         Statement of Cash Flows

         Cash is comprised of cash on hand or on deposit in banks. The Company had $40,184 and $22,492 at June 30, 2001 and 2000. The Company's non cash financing activities consisted of 250,000 and 3,400,000 common shares issued for services and debt valued at $83,333 and $59,900 during the years ended June 30, 2001 and 2000. At times during the year the company maintains more than $100,000 in one bank. Cash is only insured by the Federal Deposit Insurance Corporation (FDIC) up to $100,000. Funds in excess of $100,000 are not insured by the FDIC or any other Federal agency. As of the balance sheet date the Company had less than $100,000 in any one bank.

         Deferred Income Taxes

         The Company has adopted Statement of Financial Accounting Standard
         (SFAS) No. 109, "Accounting For Income Taxes," which requires the asset and liability method of accounting for income taxes. The asset and liability method requires that the current or deferred tax consequences of all events recognized in the financial statements are measured by applying the provisions of enacted tax laws to determine the amount of taxes payable or refundable currently or in future years. See Note 3 below.

         Net Income Per Common Share

         Net income per common share is based on the weighted average number of shares outstanding during the period.

         Depreciation

         The Company's furniture and equipment is depreciated using primarily the straight-line method over useful lives of five to seven years. Depreciation for financial reporting purposes amounted to $10,972 and $14,834 for the years ended June 30, 2001 and 2000.

         Use of Estimates

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         Contingent Rights

         The Company has entered into certain loan repurchase agreements with investors to which mortgage backed loans are sold. If the borrowers of these loans fail to make payments or irregularities are noted, the Company may be required to repurchase these loans. If this were to occur the Company would be severely impacted. The Company incurred loan repurchase expenses of $46,967 and $98,750 during the years ended June 30, 2001 and 2000. No provision has been included in the financial statements for future loan repurchases.

         Marketable Securities

         The Company has classified its marketable securities as "trading" securities in accordance with Statement of Financial Accounting Standards (SFAS) No. 115. Trading securities are stated at fair value, with unrealized gains and losses reported as a separate portion of other income (expense) in the statements of operations. Marketable securities - trading at June 30, 2001 were valued at $67,200.

         Revenue Recognition

         The Company recognizes revenues and offsetting costs and expenses at the time it funds mortgage backed loans. Revenues are computed as purchase commitments received from loan purchasers less amounts funded to borrowers.

         Fiscal Year

         The Company recently adopted June 30 as its fiscal year end. Previous financial statements of the Company have been issued based on a July 31 fiscal year end. These statements have been prepared assuming June 30 as the fiscal year end for current and previous periods.

NOTE 2            Related Party Transactions

         In August 1999, the Company advanced $75,900 to an officer/director in exchange for a note secured by a third deed of trust on his personal residence. The note bears interest at 7% and requires no monthly payments. Principal and interest are due on July 4, 2009. Interest accrued on the note but not paid totals $5,313 and $4,804 for the years ended June 30, 2001 and 2000.

         During the year ended June 30, 2001 officers of the Company personally paid operating expenses of the Company for which they were not reimbursed. The officers have agreed not to seek reimbursement from the Company. $41,858 in expenses paid by the officers has been treated as additional paid in capital for the year.

NOTE 3            Accounting for Income Taxes

         The Company has adopted Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes." The Company has net operating loss carryforwards of $520,000 and $190,000 at June 30, 2001 and 2000 that will begin to expire in 2019. No deferred tax benefit has been recorded because management has determined that it is not likely that the benefit of the carryforward will be realized. The tax benefit of the cumulative carryforwards has been offset by a valuation allowance in the same amount. The table below reflects changes in the valuation allowance for the year ended June 30, 2001. Income taxes payable of $800 at June 30, 2001 and 2000 represent minimum taxes payable to the State of California.

                  Change in valuation allowance            Valuation
                                                           Allowance
---------------------------------------------------  ----------------------
6-30-2000 NOL $190,000 @ 34%                         $               64,600
Operating loss of $330,000 for year @ 34%                           112,200
6-30-2001 NOL $520,000 @ 34%                         $              176,800
                                                     ======================

NOTE 4            Marketable Securities

         Marketable securities are equity securities held in a single brokerage account and are shown at fair value at the balance sheet date net of margin payable. Net unrealized holding losses of $51,101 and $1,974 have been recorded for the years ended June 30, 2001 and 2000.

NOTE 5            Debt Securities

         The Company's debt securities are comprised of mortgaged backed securities originated and funded by the Company and are secured primarily by first or second trust deeds on residential real property. The securities typically have contractual maturities in excess of 10 years, have originated within 60 days of the balance sheet date and are stated at fair value based on purchase commitments from mortgage investor groups prior to funding. At June 30, 2001 debt securities - trading were valued at $1,717,850, and had face value of $1,685,786.

         The Company has a mortgage receivable in the amount of $20,133, backed by a second trust deed on residential real property of an unrelated third party. The note requires monthly payments of $262, bears interest of 14.625% and matures in July 2020. Current portion of the note is $210.

NOTE 6            Warehouse Line of Credit

         The Company has a $2,000,000 line of credit that bears interest at 1% above the bank's reference rate. The line is used exclusively to fund pre-sold and pre-approved mortgage loans. The line is paid down when loans are sold to investor groups, and each funding must be repaid within 60 days. The line is secured by the Company's mortgage backed debt securities. At June 30, 2001 the warehouse line of credit amounted to $1,651,944.

NOTE 7            Debt

         The Company has the following long term debts:

         Bank loan in the amount of $29,465 bearing interest of 14.5%, monthly payments of $1,281 plus interest, maturity of May 2003, unsecured.

         Capital lease obligation in the amount of $7,504 with imputed interest of $21%, monthly payments of $1,135, maturity of February 2002, secured by furniture and equipment.

         Maturities of long term debt are as follows:

Year ended June 30                                              Amount
--------------------------------------------  ------------------------
2002                                                            22,877
2003                                                            14,092
2004                                                                 0

NOTE 8            Equity Transactions

         Prior to May 15, 2000 the Company had authorized 1,100,000 shares of a preferred class of stock with par value of $1.00 per share, paying non-cumulative dividends quarterly at 12% per annum. The preferred class of shares was non-voting, redeemable at par value and convertible to common at a rate of one for one. On May 15, 2000 the Company amended its Articles of Incorporation to authorize 50,000,000 shares of only one class of stock, that class being common stock with par value of $.001.

         During the year ended June 30, 2000 the Company redeemed 75,000 preferred shares for $75,000 and issued another 25,000 preferred shares for $25,000. At May 30, 2000 the Company converted the remaining 280,000 preferred shares to 840,000 common shares, a rate of 3 common shares for each preferred share. On May 15, 2000 the Company issued 3,400,000 common shares to officers and directors for debt and services valued at $59,900.

         During the year ended June 30, 2001 the Company issued 873,000 common shares for cash of $291,000 and 250,000 common shares for services valued at $83,333.

         In June 2001, individuals holding 76% of the common shares of the Company exchanged their shares for common shares of Bottomline Home Loan, Inc., a Nevada corporation (formerly known as CyberEnergy, Inc.). As a result of these transactions the Company became a subsidiary of Bottomline Home Loan, Inc.


NOTE 9            Contingencies

         On May 1, 2001 a previous preferred shareholder filed suit against the Company alleging failure of the Company to repay a claimed loan of $180,000. Plaintiff seeks to recover general and special damages in an unspecified amount together with punitive damages and court costs. Discovery and trial preparation has not yet begun, no trial date has been set, nor has the Company filed an answer in the case. Management disputes the claims made and plans to vigorously contest the matter. Based solely on the allegations of the plaintiff, an adverse judgment could result in a loss in the range of $300,000. No opinion can reasonably be given as to the outcome of the suit and no loss or liability has been accrued in the financial statements. It is reasonably possible that this estimate could change within the next year, which change would have a material effect on the financial statements.

NOTE 10           Going Concern

         The Company has suffered operating losses in recent years and its adjusted net worth has fallen below the $250,000 required to continue as a non-supervised mortgagee under HUD guidelines. These facts lend substantial doubt about the Company's ability to continue as a going concern. Managements plans include expanding its market area to increase revenues and obtaining additional equity financing. If management is unsuccessful in these plans the Company may have to significantly change the type of business it does or cease operations. The financial statements contain no adjustments that might result from the outcome of this uncertainty.

NOTE 11           Concentrations

         The Company is involved in the real estate loan market. Fluctuations in interest rates or other market conditions within the real estate loan market may have a significant effect on the volume of business and profitability of the Company.

                           BOTTOMLINE HOME LOAN, INC.
                      (formerly known as CYBERENERGY, INC.)
                                 and Subsidiary
      Pro Forma Condensed Consolidated Statement of Operations (Unaudited)


On June 27, 2001, the Company acquired 76% of the issued and outstanding shares of common stock of Bottomline Mortgage, Inc. in exchange for 10,000,000 newly issued shares of the Company's common stock.

The acquisition will be accounted for as a purchase, with the assets acquired and liabilities assumed recorded at fair values, and the results of Bottomline Mortgage, Inc.'s operations included in the Company's consolidated financial statements from the date of acquisition.

The accompanying condensed consolidated statement of operations illustrates the effect of the acquisition (pro forma) on the Company's results of operations. The statement is based on the historical statements of operations for the period. The statement assumes the acquisition took place on July 1, 2000.

The pro forma condensed consolidated statement of operations may not be indicative of the actual results of the acquisition.

The accompanying pro forma condensed consolidated statement of operations should be read in connection with the historical financial statements of the Company and Bottomline Mortgage, Inc.

                           BOTTOMLINE HOME LOAN, INC.
                      (formerly known as CYBERENERGY, INC.)
                                 and Subsidiary
      Pro Forma Condensed Consolidated Statement of Operations (Unaudited)
                        for the year ended June 30, 2001

                                                 Bottomline        Bottomline         Pro forma         Pro forma
                                                 Home Loan,         Mortgage,        Adjustments      Consolidated
                                                    Inc.              Inc.                               Results
                                              ----------------- ----------------- ----------------- -----------------
Revenues                                      $               0 $       1,330,275 $               0 $       1,330,275

Expenses
   Salaries and direct loan costs                                         789,175                             789,175
   Office and administration costs                        2,214           403,117                             405,331
   Rent expenses                                                           76,861                              76,861
   Advertising                                                             21,323                              21,323
   Interest                                                               104,673                             104,673
   Insurance                                                               16,859                              16,859
   Professional fees                                     28,466           125,972                             154,438
   Depreciation                                                            10,972                              10,972
      Total expenses                                     30,680         1,548,952                 0         1,579,632
       Net loss from operations                         (30,680)         (218,677)                0          (249,357)

Other income (expense)
   Interest income                                          132             8,091                               8,223
   Dividend income                                                             59                                  59
   Gain (loss) on asset disposal                                           (5,021)                             (5,021)
   Gain (loss) on sale of securities                                      (64,588)                            (64,588)
   Unrealized gain (loss) on securities                                   (51,101)                            (51,101)
                                              ----------------- ----------------- ----------------- -----------------
          Total other income (expense)                      132          (112,560)                0          (112,428)
                                              ----------------- ----------------- ----------------- -----------------
Income (loss) before tax                                (30,548)         (331,237)                0          (361,785)
Provision for income taxes                                                   (800)                               (800)
                                              ----------------- ----------------- ----------------- -----------------
Net income (loss)                             $         (30,548)$        (332,037)$               0 $        (362,585)
                                              ================= ================= ================= =================

Net income (loss) per common share            $           (0.01)                                    $           (0.03)
                                              =================                                     =================
Weighted shares outstanding                          16,039,000                                            16,039,000
                                              =================                                     =================

      See Notes to Pro Forma Condensed Consolidated Statement of Operations
                                  (Unaudited)

                           BOTTOMLINE HOME LOAN, INC.
                      (formerly known as CYBERENERGY, INC.)
                                 and Subsidiary
                    Notes to Pro Forma Condensed Consolidated
                       Statement of Operations (Unaudited)




NOTE 1 There are no pro forma adjustments to the condensed consolidated statement of operations.

         Weighted number of shares outstanding was calculated assuming that the acquisition took place on July 1, 2000.